                                                                     Exhibit 3.7

                            CERTIFICATE OF FORMATION

                                       OF

                                  HCC-EDI, LLC

      This Certificate of Formation of HCC-EDI, LLC (the "LLC"), dated November 10, 1999 is being duly executed and filed by Paul J. Crecca, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C Section 18-101, et seq.)

      FIRST. The name of the limited liability company formed hereby is HCC-EDI, LLC.

      SECOND. The address of the registered office of the LLC in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware.

      THIRD. The name and address of the registered agent for service of process of the LLC in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                                      Authorized Person:

                                                      /s/ Paul J. Crecca
                                                      --------------------------
                                                      Name: Paul J. Crecca

                            CERTIFICATE OF AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

                                  HCC-EDI, LLC

      This Certificate of Amendment to Certificate of Formation of HCC-EDI, LLC (the "LLC"), dated December 10, 1999, is being duly executed and filed by Paul
J. Crecca, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C Section 18-101, et seq.).

      1.    The Certificate of Formation shall be amended as follows:

                  The name of the limited liability company hereby is

                             Educational Design, LLC

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Formation as of the date first above written.

                                          Authorized Person:


                                          /s/ Paul J. Crecca
                                          ------------------------
                                          Name: Paul J. Crecca

                                STATE OF DELAWARE

                            CERTIFICATE OF AMENDMENT

                                       OF

                             EDUCATIONAL DESIGN, LLC

      This Certificate of Amendment of Educational Design, LLC (the "LLC"), dated August 12, 2003, is being duly executed and filed by Paul J. Crecca, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C *18-101, et seq.).

      1.    The Certificate of Formation shall be amended as follows:

                  The name of the limited liability company hereby is

                              Triumph Learning, LLC

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the date first above written.

                                          Authorized Person:

                                           /s/ Paul J. Crecca
                                          ------------------------
                                          Name: Paul J. Crecca